Exhibit 10.1



                                 Amendment No. 1
                                       to
                              CompuDyne Corporation
                      Retention Plan For Selected Employees
                      -------------------------------------


           WHEREAS, CompuDyne Corporation (the "Company") has adopted the CompuDyne Corporation Retention Plan for Selected Employees (the "Plan") as an incentive plan established to provide retention benefits to eligible Employees (as defined in the Plan) of the Company and any Subsidiary (as defined in the Plan) who remain employed at the time of a Change of Control (as defined in the
Plan) or who have been subject to an Involuntary Termination (as defined in the
Plan) within the three-month period preceding a Change of Control; and

           WHEREAS, pursuant to its terms, the Plan will expire on June 28, 2007 (the "Current Expiration Date"); and

           WHEREAS, the Company desires to extend the term of the Plan for one
(1) year from the Current Expiration Date;

           NOW, THEREFORE, the Plan is hereby amended in the following respects, effective as of June 15, 2007:

1.     Section 9 of the Plan is amended and restated in its entirety as follows:

                  Termination. This Plan shall automatically terminate on the third anniversary of the Effective Date hereof, provided that if a Change of Control occurs prior to such date, the Plan shall terminate on the date that all benefits have been paid hereunder in connection with such Change of Control.

2. Except as modified by the terms hereof, all of the other terms and conditions of the Plan are hereby reaffirmed and shall continue in full force and effect as therein written.

           IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Amendment No. 1 to the Plan was duly adopted on the 15th of June, 2007.



Date:  June 15, 2007
                                             CompuDyne Corporation

                                             By:   /s/ W.C. Rock
                                                ------------------
                                                Corporate Secretary